Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

FirstKey Mortgage, LLC Towd Point Capital Funding, LLC 900 Third Avenue, Suite 500 New York, New York 10022	31 August 2023

Re:	RCKT Mortgage Trust 2023-CES2 (the “Issuer”)
Mortgage-Backed Notes, Series 2023-CES2 (the “Notes”)
Sample Mortgage Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by FirstKey Mortgage, LLC (the “Retaining Sponsor”), Towd Point Capital Funding, LLC (the “FirstKey Depositor”), Woodward Capital Management LLC (the “Woodward Sponsor”), WCM1 LLC (the “Woodward Depositor”), BofA Securities, Inc. (“BofA Securities”) and StoneX Financial Inc. (“StoneX,” together with the Retaining Sponsor, FirstKey Depositor, Woodward Sponsor, Woodward Depositor and BofA Securities, the “Specified Parties”) for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of mortgage loans (the “Mortgage Loans”) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Woodward Sponsor, on behalf of the Woodward Depositor, provided us with:

a.	Electronic data files:

i.	Labeled “EY Loan List - RCKT 2023-CES2.xlsx” (the “Loan Listing File”), that the Woodward Sponsor, on behalf of the Woodward Depositor, indicated contains a list of identification numbers (each, a “Loan Number”) relating to certain mortgage loans (the “Preliminary Mortgage Loans”) that are expected to be representative of the Mortgage Loans and
ii.	Labeled “RCKT CES2 INITIAL ASF - 8.4.23.csv” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Woodward Sponsor, on behalf of the Woodward Depositor, indicated contains information as of 1 August 2023 (the “Preliminary Cut-off Date”) relating to the Preliminary Mortgage Loans,

b.	Imaged copies of the:
i.	Promissory note (the “Note”),
ii.	Loan application (the “Application”),
iii.	Appraisal report (the “Appraisal”),
iv.	Underwriting summary (the ”Underwriting Summary”),
v.	Credit report, mortgage payoff notice, mortgage billing statement, owner’s lien affidavit, transaction history document, dataverify report, miscellaneous documents and/or mortgage coupon statement (collectively and as applicable, the “Senior Lien Documents”) and
vi.	Settlement statement or closing disclosure (collectively and as applicable, the “Settlement Statement,” together with the Note, Application, Appraisal, Underwriting Summary and Senior Lien Documents, the “Source Documents”)

that the Woodward Sponsor, on behalf of the Woodward Depositor, indicated relate to the Sample Mortgage Loans (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Woodward Depositor is responsible for the Subject Matter, Loan Listing File, Preliminary Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Loan Listing File, Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Woodward Sponsor, on behalf of the Woodward Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Mortgage Loans or Mortgage Loans, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Woodward Sponsor, on behalf of the Woodward Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originator(s) of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Woodward Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

31 August 2023

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Woodward Sponsor, on behalf of the Woodward Depositor, we randomly selected a sample of 100 Preliminary Mortgage Loans from the Loan Listing File (the “Sample Mortgage Loans”). For the purpose of this procedure, the Woodward Sponsor, on behalf of the Woodward Depositor, did not inform us as to the basis for how they determined the number of Sample Mortgage Loans or the methodology they instructed us to use to select the Sample Mortgage Loans from the Loan Listing File.

For the purpose of the procedures described in this report, the 100 Sample Mortgage Loans are referred to as Sample Mortgage Loan Numbers 1 through 100.

2.	For each mortgage loan on the Loan Listing File and Preliminary Data File, we compared the Loan Number, as shown on the Loan Listing File, to the corresponding Loan Number, as shown on the Preliminary Data File, and noted that:

a.	All of the Preliminary Mortgage Loans were included on both the Loan Listing File and Preliminary Data File and
b.	No mortgage loans other than the Preliminary Mortgage Loans were included on the Loan Listing File or Preliminary Data File.

3.	For each Sample Mortgage Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Woodward Sponsor, on behalf of the Woodward Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Woodward Sponsor, on behalf of the Woodward Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)

Loan number	Loan Number	Note	i.

Original principal balance	Original Loan Amount	Note

Original interest rate	Original Interest Rate	Note

First payment date	First Payment Date of Loan	Note

Property state	Property State	Note

Property zip code	Property Zip Code	Note

Original term	Original Term to Maturity	(a) Note or (b) Note and recalculation	ii.

Prepayment charge term	Prepayment Penalty Total Term	Note

Occupancy status	Occupancy	Application

Appraisal value	Original Appraised Property Value	Appraisal	iii.

Property type	Property Type	Appraisal or Underwriting Summary	iii., iv.

Sale price (if applicable)	Sales Price	Settlement Statement

Loan purpose	Loan Purpose	(a) Note and Settlement Statement or (b) Underwriting Summary	v.

Senior lien balance	Senior Loan Amount(s)	Senior Lien Documents	vi.

Original loan-to-value ratio	Original LTV	Recalculation	vii.

Combined loan-to-value ratio	Original CLTV	Recalculation	viii.

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the original term Sample Characteristic for each Sample Mortgage Loan that does not have the original term specifically stated in the Note, the Woodward Sponsor, on behalf of the Woodward Depositor, instructed us to recalculate the original term as the sum of:

(a)	The difference in months between the maturity date and first payment date, both as shown in the Note, and
(b)	One.

iii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan, the Woodward Sponsor, on behalf of the Woodward Depositor, provided one or more Appraisals.

For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan for which we were provided more than one Appraisal, the Woodward Sponsor, on behalf of the Woodward Depositor, instructed us to use the Appraisal with the lowest appraisal value as the Source Document (and in accordance with any other applicable note(s)).

iv.	For the purpose of comparing the property type Sample Characteristic for each Sample Mortgage Loan Number (except for Sample Mortgage Loan Numbers 44 and 84), the Woodward Sponsor, on behalf of the Woodward Depositor, instructed us to use the Appraisal as the Source Document (and in accordance with any other applicable note(s)).

For the purpose of comparing the property type Sample Characteristic for Sample Mortgage Loan Numbers 44 and 84, the Woodward Sponsor, on behalf of the Woodward Depositor, instructed us to use the Underwriting Summary as the Source Document.

v.	For the purpose of comparing the loan purpose Sample Characteristic for each Sample Mortgage Loan (except for Sample Mortgage Loan Numbers 12, 15, 42, 48, 50, 52 and 95), the Woodward Sponsor, on behalf of the Woodward Depositor, instructed us to note agreement with a loan purpose of “Cash-Out Refinance” if the amount to borrower, as shown in the Settlement Statement, is greater than the lesser of (i) $2,000 and (ii) 2% of the original principal balance, as shown in the Note.

For the purpose of comparing the loan purpose Sample Characteristic for Sample Mortgage Loan Numbers 12, 15, 42, 48, 50, 52 and 95, the Woodward Sponsor, on behalf of the Woodward Depositor, instructed us to use the Underwriting Summary as the Source Document.

Exhibit 1 to Attachment A

Notes: (continued)

vi.	For the purpose of comparing the senior lien balance Sample Characteristic for each Sample Mortgage Loan, the Woodward Sponsor, on behalf of the Woodward Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the Senior Lien Documents. We performed no procedures to reconcile any differences that may exist relating to the information in various Senior Lien Documents relating to the senior lien balance Sample Characteristic.

For the purpose of comparing the senior lien balance Sample Characteristic for each Sample Mortgage Loan, the Woodward Sponsor, on behalf of the Woodward Depositor, instructed us to ignore differences of +/- $1.

vii.	For the purpose of comparing the original loan-to-value ratio Sample Characteristic for each Sample Mortgage Loan, the Woodward Sponsor, on behalf of the Woodward Depositor, instructed us to recalculate the original loan-to-value ratio by:

(a)	Dividing the original principal balance, as shown in the Note, by the appraisal value, as shown in the Appraisal (and in accordance with any other applicable note(s)),
(b)	Truncating the value calculated in (a) to the second decimal place (XX.XX) and
(c)	Rounding up the value calculated in (b) to the nearest whole percentage.

viii.	For the purpose of comparing the combined loan-to-value ratio Sample Characteristic for each Sample Mortgage Loan, the Woodward Sponsor, on behalf of the Woodward Depositor, instructed us to recalculate the combined loan-to-value ratio by:

(a)	Summing the original principal balance, as shown in the Note, and senior lien balance, as shown in the indicated Source Documents (and in accordance with any other applicable note(s)),
(b)	Dividing the value calculated in (a) by the appraisal value, as shown in the Appraisal (and in accordance with any other applicable note(s)),
(c)	Truncating the value calculated in (b) to the second decimal place (XX.XX) and
(d)	Rounding up the value calculated in (c) to the nearest whole percentage.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Woodward Sponsor, on behalf of the Woodward Depositor, that are described in the notes above.